EXHIBIT 32.1

                                   CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

                      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the annual report of American Unity Investments, Inc. (the  "Company)  on Form 10-KSB for the year ended December 31, 2006, Christian Lillieroos hereby certifies,  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that to the best of his knowledge:

            (1)   The annual report fully complies with the  requirements of  Section 13(a) of the Securities Exchange Act of 1934; and

            (2)   The  information  contained  in the annual report  fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

/s/ Christian Lillieroos

Christian Lillieroos

Chief Executive Officer and Acting Chief Financial Officer

(principal executive and financial officer)

March 30, 2007

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